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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 21, 2005

                              UNITED BANCORP, INC.
                         (Name of Issuer in its charter)

     Ohio                          0-16540                         34-1405357
---------------                  ------------                  ----------------
(State or other                  (Commission                   (I.R.S. Employer
jurisdiction of                  File Number)                   Identification
incorporation)                                                      Number)

201 South 4th Street, Martins Ferry, Ohio                    43935-0010
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (740) 633-0445

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 21, 2005, United Bancorp, Inc. issued a press release announcing its results of operations and financial condition for and as of the three and six month periods ended June 30, 2005, unaudited. The press release is attached as Exhibit No. 99 and incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

EXHIBIT NO.       DESCRIPTION OF EXHIBIT
-----------       --------------------------------------------------------------
99                Press release dated July 21, 2005 announcing Registrant's
                  results of operations and financial condition for and as of the fiscal period ended June 30, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 26, 2005                          United Bancorp, Inc.

                                               By: /s/ Mr. Randall M. Greenwood

                                                   Randall M. Greenwood
                                                   Senior Vice President and
                                                   Chief Financial Officer



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                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION OF EXHIBIT
-----------       ----------------------

99 Press release dated July 21, 2005 announcing Registrant's results of operations and financial condition for and as of the fiscal period ended June 30, 2005.




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